UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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FRANKLIN RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FRANKLIN RESOURCES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in Franklin Resources, Inc., and the materials you should review before you cast your vote at Franklin Resources, Inc.’s Annual Meeting of Stockholders are now available.

Stockholder Meeting to be held on March 11, 2009 Proxy Materials Available at www.proxyvote.com: • Annual Report • Notice and Proxy Statement

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

FRANKLIN RESOURCES, INC.

C/O PROXY SERVICES

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote

Meeting Type:        Annual Stockholder Meeting

Meeting Date:         March 11, 2009

Meeting Time:        10:00 A.M. Pacific Time

For holders as of:   January 12, 2009

Meeting Location:

H.L. Jamieson Auditorium

One Franklin Parkway, Building 920

San Mateo, CA 94403

Meeting Directions:

For directions to the Annual Meeting site, please visit our website at:

www.franklintempleton.com/retail/jsp_cm/ global_nav/contact_us/pub/sanmateo-dir.jsp

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.

To elect 12 directors to the Board of Directors to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Nominees:

01) Samuel H. Armacost		09) Chutta Ratnathicam

02) Charles Crocker		10) Peter M. Sacerdote

03) Joseph R. Hardiman		11) Laura Stein

04) Robert D. Joffe		12) Anne M. Tatlock
05) Charles B. Johnson	2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009.
06) Gregory E. Johnson
07) Rupert H. Johnson, Jr.	3.	To resubmit for stockholder approval the Company’s 2004 Key Executive Incentive Compensation Plan for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.
08) Thomas H. Kean	4.	To transact such other business that may properly be raised at the Annual Meeting or any adjournments or postponements of the Annual Meeting.